CERTIFICATION

R. Jay Gerken, Chairman of the Board and Chief Executive Officer, and David A. Golino, Principal Accounting Officer of the Travelers Growth and Income Stock Account for Variable Annuities, each certify to the best of his knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 13 (a) or 15(d) as applicable of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chairman of the Board
Chief Executive Officer                      Principal Accounting Officer
Travelers Growth and Income Stock            Travelers Growth and Income Stock
  Account                                      Account
For Variable Annuities                       For Variable Annuities


/s/ R. Jay Gerken                            /s/ David A. Golino
---------------------------------            -----------------------------------
R. Jay Gerken                                David A. Golino

Date: February 24, 2005                      Date: February 24, 2005

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Travelers Growth and Income Stock Account for Variable Annuities and will be retained by the Travelers Growth and Income Stock Account for Variable Annuities and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. (s) 1350 and is not being filed as part of the Form N-CSR with the Commission.

                                  CERTIFICATION

R. Jay Gerken, Chairman of the Board and Chief Executive Officer, and David A. Golino, Principal Accounting Officer of the Travelers Quality Bond Account for Variable Annuities, each certify to the best of his knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 13 (a) or 15(d) as applicable of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chairman of the Board
Chief Executive Officer                     Principal Accounting Officer
Travelers Quality Bond Stock Account        Travelers Quality Bond Stock Account
For Variable Annuities                      For Variable Annuities


/s/ R. Jay Gerken                           /s/ David A. Golino
---------------------------------           ------------------------------------
R. Jay Gerken                               David A. Golino

Date: February 24, 2005                     Date: February 24, 2005

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Travelers Quality Bond Account for Variable Annuities and will be retained by the Travelers Quality Bond Account for Variable Annuities and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. (s) 1350 and is not being filed as part of the Form N-CSR with the Commission.

                                  CERTIFICATION

R. Jay Gerken, Chairman of the Board and Chief Executive Officer, and David A. Golino, Principal Accounting Officer of the Travelers Money Market Account for Variable Annuities, each certify to the best of his knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 13 (a) or 15(d) as applicable of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chairman of the Board
Chief Executive Officer                      Principal Accounting Officer
Travelers Money Market Account               Travelers Money Market Account
For Variable Annuities                       For Variable Annuities


/s/ R. Jay Gerken                            /s/ David A. Golino
---------------------------------            -----------------------------------
R. Jay Gerken                                David A. Golino

Date: February 24, 2005                      Date: February 24, 2005

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Travelers Money Market Account for Variable Annuities and will be retained by the Travelers Money Market Account for Variable Annuities and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. (s) 1350 and is not being filed as part of the Form N-CSR with the Commission.